UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2022

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2022, Beam Therapeutics Inc. (“Beam”) issued a press release announcing that on Friday, July 29, 2022, Beam was informed via e-mail communication from the U.S. Food and Drug Administration (“FDA”) that the BEAM-201 investigational new drug (“IND”) application for the treatment of relapsed/refractory T-cell acute lymphoblastic leukemia (“T-ALL”)/T cell lymphoblastic lymphoma (“T-LL”) has been placed on clinical hold. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements related to: the FDA’s communication plans related to the clinical hold on the BEAM-201 IND; Beam’s plans and expectations for discussions with the FDA and the outcomes from the discussions; and the therapeutic applications and potential of Beam’s technology, including with respect to its ability to develop life-long, curative, precision genetic medicines for patients through base editing. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: Beam’s ability to develop, obtain regulatory approval for, and commercialize its product candidates, which may take longer or cost more than planned; Beam’s ability to raise additional funding, which may not be available; Beam’s ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates; the potential impact of the COVID-19 pandemic; the uncertainty that Beam’s product candidates, including BEAM-201, will receive regulatory approval necessary to initiate human clinical studies; uncertainty in the FDA’s plans to communicate and discuss the clinical hold on the BEAM-201 IND with Beam and the risk that those discussions may be delayed; the uncertainty in the outcome of Beam’s discussions with the FDA regarding the clinical hold on the BEAM-201 IND; that preclinical testing of Beam’s product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that enrollment of Beam’s clinical trials may take longer than expected; that Beam’s product candidates may experience manufacturing or supply interruptions or failures; risks related to competitive products; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in Beam’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Risk Factors” in Beam’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and in any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report. Factors or events that could cause Beam’s actual results to differ may emerge from time to time, and it is not possible for Beam to predict all of them. Beam undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Issued by Beam Therapeutics Inc. on August 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEAM THERAPEUTICS INC.

Date:	August 1, 2022	By:	/s/ John Evans
John Evans Chief Executive Officer